UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

August 4, 2017

Date of report (date of earliest event reported)

FIVE POINT HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-38088	27-0599397
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25 Enterprise, Suite 300, Aliso Viejo, California	92656
(Address of principal executive offices)	(Zip Code)

(949) 349-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Explanatory Note

On August 10, 2017, Five Point Holdings, LLC (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K, dated August 4, 2017 (the “Original 8-K”) to, among other things, report under Item 2.02 thereof that the Company issued a press release on August 10, 2017 (the “Press Release”) announcing its results of operations for the three months ended June 30, 2017 and furnished a copy of the Press Release as Exhibit 99.1 thereto. This Amendment No. 1 on Form 8-K/A is being filed with the SEC to amend Items 2.02 and 9.01 of the Original 8-K, solely for the purpose of correcting the Press Release with respect to the liability associated with the Company’s tax receivable agreement.

Item 2.02 Results of Operations and Financial Condition.

On August 14, 2017, the Company issued a corrected press release announcing its results of operations for the three months ended June 30, 2017. A copy of the corrected press release is furnished as Exhibit 99.1 to this Amendment No. 1 on Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated August 14, 2017, Announcing Results for the Quarter Ended June 30, 2017

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: August 14, 2017

FIVE POINT HOLDINGS, LLC

By:	/s/ Michael Alvarado
Name:	Michael Alvarado
Title:	Chief Legal Officer, Vice President and Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated August 14, 2017, Announcing Results for the Quarter Ended June 30, 2017

3